UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number (811-23377)

Tidal ETF Trust
(Exact name of registrant as specified in charter)

234 West Florida Street, Suite 203
Milwaukee, Wisconsin 53204
(Address of principal executive offices) (Zip code)

Eric W. Falkeis

Tidal ETF Trust

234 West Florida Street, Suite 203

Milwaukee, Wisconsin 53204
(Name and address of agent for service)

(844) 986-7676

Registrant's telephone number, including area code

Date of fiscal year end: January 31, 2023

Date of reporting period: January 31, 2023

 1

Item 1. Reports to Stockholders.

(a)

Residential REIT Income ETF

Ticker: HAUS
(Formerly: Home Appreciation U.S. REIT ETF)

Annual Report

January 31, 2023

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

Residential REIT Income ETF

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Residential REIT Income ETF

Discussion of Fund Performance

The Residential REIT Income ETF (“HAUS” or the “Fund”) is an actively-managed exchange-traded fund that pursues a total return objective by investing in publicly-traded real estate investment trusts (REITs) that focus primarily on the ownership and management of residential housing real estate including multifamily, manufactured housing, single-family rentals and senior housing. The Fund’s eleven-month performance from inception (2/28/22) through the fiscal year end (1/31/23) (the “Period”) was -15.56%.

There are several important factors that we believe were impactful in the performance outcome over the past year. First, the Federal Reserve began an aggressive initiative of tightening monetary policy in late 2021 to neutralize inflation which had accelerated to an alarmingly high level. Central bank interest rate policy, coupled with quantitative tightening, drove financing costs up at a swift and aggressive trajectory with the result of taking a great deal of fervor out of the housing market along with most other asset classes across the risk spectrum. Second, the sector performed exceptionally well as the economy reopened in mid-2021 following the depths of the pandemic, with operating metrics such as occupancy and rental rate growth reaching historic levels. This growth began to moderate by the late summer of 2022, causing additional rotation out of housing related sectors.

The Fund’s portfolio is concentrated as it is a non-diversified fund, with 25 holdings at the end of the Period and the top 10 holdings representing just over 67% of total assets. We partition the residential investable universe into what we consider five sub-sectors: coastal apartments, sunbelt apartments, manufactured housing, single-family rental and senior housing. At the end of the Period, apartments represented approximately 60% of the total portfolio (35%-coastal and 25% sunbelt) followed by manufactured housing (approximately 14%) and approximately 13% each for single-family rental and senior housing.

Looking at absolute returns for the various sub-sectors, the best performing sub-sector was senior housing with several of the smaller names in this space achieving impressive returns in the range of 12-25%. The primary reason for the strong performance from this small group was their inexpensive valuations and low expectations on the part of investors going into the year. Heathcare sector related REITs struggled throughout the course of the pandemic and many of these operators continue to demonstrate weakish, yet improving fundamentals and in some cases, this was enough to garner interest and drive stock performance. We characterize many of these companies as tactical holdings and thus they garner smaller overall weights in the Fund. The multifamily apartment subsector (60% exposure) produced returns in the –15% to –25% range over the Period for reasons expanded upon above.

Performance Relative to Benchmark

The Fund employs a relatively concentrated and absolute return focused strategy dedicated to the residential housing segment of the U.S. REIT market. This said, for comparative purposes, the Fund is measured against a diversified U.S. REIT benchmark, the Dow Jones U.S. Select REIT Index (the “Index”). The Index is float-adjusted market cap weighted with its largest property sector exposures being industrial/office (34.3%), residential (19.1%), retail (17.6%) and healthcare (10.3%).

While we expect the residential REIT segment of the REIT market to perform well against a more diversified offering over time, this was not the case during the Period, with the Fund underperforming the Index by approximately 700 basis points. Property sectors including industrial, retail, healthcare and self-storage all outperformed the residential category over the period. It is also noted that several large capitalization companies which are not held by the Fund and represented in the Index’s top 10 holdings, including Prologis Trust (PLD), Public Storage (PSA), Realty Income (O) and Simon Property Group (SPG) all outperformed their respective sub-sectors, contributing to the underperformance of the Fund relative to the Index.

Market Conditions

The rental housing industry achieved historic operating performance from the second half of 2021 through the second half of 2022 driven by a strong U.S. economy and accentuated by low unemployment, high wages and a healthy consumer; important ingredients to propel demand for housing and rising rents. On the supply side, the U.S. has been underproducing housing units since the depths of the great financial crisis and the gap between demand and supply is getting wider each year. The CEO of one of the Fund’s holdings recently stated that the U.S. needs to create 13 million housing units over the next seven years just to meet existing demand, a difficult number to achieve when we are only producing 1.2-1.5 million units per year during favorable market conditions.

Market conditions in rental housing have begun to moderate since the third quarter of 2022 and we anticipate this normalizing of fundamentals will continue through 2023, bringing the industry back in line with historic levels of performance. While we believe this is healthy for the longer-term outlook of the industry, the process has led to a rotation out of residential REITs and a contraction in valuations.

SHAREHOLDER LETTER (Unaudited)

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Residential REIT Income ETF

Investment Strategy Review

The strategy of the Fund is to provide relatively concentrated exposure to a diverse offering of rental housing categories within the U.S. REIT sector. We are total return focused with a bias towards higher growth, higher quality constituents with cycle-tested balance sheets and the ability to grow dividends commensurate with cash flow growth.

Outlook

We are of the opinion that the rental housing industry entered 2023 with low investor expectations given the moderating growth that will occur coming off of a historically strong 2022. This said, we still anticipate mid-single digit rent growth for the first half of the year and occupancy levels that will remain strong at 95-96%. We believe earnings growth for residential REITs will likely be range bound at 6-8% and dividend yields, currently around 3.5%, will see strong growth as well.

With residential REITs themselves trading at discounts to net asset value (NAV) and unassuming multiples on projected cash flow, we believe the group is poised for attractive returns in 2023 assuming external conditions remain relatively staid or even if the economy goes into recession later in the year.

Important Information

Must be preceded or accompanied by a prospectus.

Investments involve risk. Principal loss is possible.

Unlike mutual funds, ETFs may trade at a premium or discount to their net asset value. Brokerage commissions may apply and would reduce returns. The Fund is newer and has limited operating history from which to base investment decisions.

Fund Risks: The Fund is classified as a non-diversified investment company. The Fund may invest a greater portion of its assets in the securities of a single issuer or a smaller number of issuers than if it was a diversified fund. To the extent that the Fund invests in other funds, a shareholder will bear two layers of asset-based expenses, which could reduce returns compared to a direct investment in the underlying funds.

Through its investments in REITs, the Fund is subject to the risks of investing in the real estate market, including decreases in property revenues, increases in interest rates, increases in property taxes and operating expenses, legal and regulatory changes, a lack of credit or capital, defaults by borrowers or tenants, environmental problems, and natural disasters. The Fund may invest in derivatives, which are often more volatile than other investments and may magnify the Fund’s gains or losses.

The Fund may invest in debt securities which are subject to the risks of an issuer’s inability to meet its obligations under the security; failure of an issuer or borrower to pay principal and interest when due; and interest rate changes affect the prices of fixed income securities. In addition, an increase in prevailing interest rates typically causes the value of existing fixed income securities to fall and often has a greater impact on longer duration and/or higher quality fixed income securities.

The Fund does not seek to track or replicate an index. Thus, the ability of the Fund to achieve its objective will depend on the effectiveness of the portfolio managers. In general, ETFs can be tax efficient. ETFs are subject to capital gains tax and taxation of dividend income. However, ETFs are structured in such a manner that taxes are generally minimized for the holder of the ETF. The Fund accommodates investment inflows and outflows by creating or redeeming “creation units,” which are baskets of assets, through Authorized Participants. As a result, the investor usually is not exposed to capital gains on any individual security in the underlying portfolio. However, capital gains tax may be incurred by the investor after the Fund is sold.

Dow Jones U.S. Select REIT Index: The Dow Jones U.S. Select REIT Index tracks the performance of publicly traded REITs and REIT-like securities and is designed to serve as a proxy for direct real estate investment, in part by excluding companies whose performance may be driven by factors other than the value of real estate. The index is a subset of the Dow Jones U.S. Select Real Estate Securities Index (RESI), which represents equity real estate investment trusts (REITs) and real estate operating companies (REOCs) traded in the U.S.

Cash Flow - is a measure of a company’s ability to generate the cash flow necessary to maintain operations. Generally it is calculated as operating cash flow minus capital expenditures.

Dividend yield - refers to a stock’s annual dividend payments to shareholders, expressed as a percentage of the stock’s current price.

SHAREHOLDER LETTER (Unaudited) (Continued)

3

Residential REIT Income ETF

Fund holdings and sector allocations are subject to change. Please see the Schedule of Investments for a complete list of holdings.

One basis point = 0.01%

Distributed by Foreside Fund Services, LLC.

As of October 1, 2022, the Fund changed its name from Home Appreciation U.S. REIT ETF to Residential REIT Income ETF.

SHAREHOLDER LETTER (Unaudited) (Continued)

4

Residential REIT Income ETF

PERFORMANCE SUMMARY (Unaudited)

$11,000
$10,000
$9,000
$8,000
$7,000
2/28/22
3/31/22
4/30/22
5/31/22
6/30/22
7/31/22
8/31/22
9/30/22
10/31/22
11/30/22
12/31/22
1/31/23
Residential REIT Income ETF - NAV
Residential REIT Income ETF - Market
Dow Jones U.S. Select REIT Index
S&P 500® Total Return Index

Total Return for the period ended January 31, 2023:	Since Inception (02/28/2022)	Ending Value (01/31/2023)
Residential REIT Income ETF - NAV	-15.56%	$8,444
Residential REIT Income ETF - Market	-15.63%	8,437
Dow Jones U.S. Select REIT Index	-8.94%	9,106
S&P 500® Total Return Index	-5.38%	9,462

This chart illustrates the performance of a hypothetical $10,000 investment made on February 28, 2022 (commencement of operations) and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The chart assumes reinvestment of capital gains, dividends, and return of capital, if applicable, for a fund and dividends for an index.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (800) 693-8288. The Fund’s expense ratio is 0.60% (as of the Fund’s most recently filed prospectus dated February 25, 2022).

Residential REIT Income ETF

5

Sector(1)	% of Net Assets
Apartments	67.8%
Health Care	13.5
Manufactured Homes	9.5
Diversified	4.5
Cash & Cash Equivalents(2)	2.1
Management & Services	1.6
Office Property	1.0
Total	100.0%

(1)Bloomberg sector categories.

(2)Represents cash, short-term investments and other assets in excess of liabilities.

PORTFOLIO ALLOCATION at January 31, 2023 (Unaudited)

Residential REIT Income ETF

6

The accompanying notes are an integral part of these financial statements.

	Shares	Value
Real Estate Investment Trusts(1) - 97.9%
REITS - Apartments - 67.8%
American Homes 4 Rent - Class A	9,674	$331,722
Apartment Income REIT Corp.	1,665	63,703
Apartment Investment and Management Co.	5,730	43,032
AvalonBay Communities, Inc.	2,100	372,624
BRT Apartments Corp.	674	14,120
Camden Property Trust	1,610	198,368
Centerspace	923	62,413
Equity Residential	5,820	370,443
Essex Property Trust, Inc.	1,144	258,624
Independence Realty Trust, Inc.	10,568	198,995
Invitation Homes, Inc.	5,484	178,230
Mid-America Apartment Communities, Inc.	2,287	381,289
NexPoint Residential Trust, Inc.	1,194	60,297
UDR, Inc.	6,376	271,554
		2,805,414
REITS - Diversified - 4.5%
UMH Properties, Inc.	7,604	136,264
Veris Residential, Inc.(2)	2,860	49,478
		185,742
REITS - Health Care - 13.5%
CareTrust REIT, Inc.	2,950	61,124
National Health Investors, Inc.	1,095	64,419
Omega Healthcare Investors, Inc.	1,360	40,038
Ventas, Inc.	3,843	199,106
Welltower, Inc.	2,603	195,329
		560,016
REITS - Management & Service - 1.6%
Tricon Residential, Inc.	7,467	64,739

REITS - Manufactured Homes - 9.5%
Equity LifeStyle Properties, Inc.	2,732	196,103
Sun Communities, Inc.	1,260	197,643
		393,746
REITS - Office Property - 1.0%
Elme Communities	2,130	40,896

Total Real Estate Investment Trusts
(Cost $4,491,763)		4,050,553

	Shares	Value
Short-Term Investments - 1.6%
Money Market Funds - 1.6%
First American Government Obligations Fund, Class X, 4.100%(3)	67,075	$67,075
Total Short-Term Investments
(Cost $67,075)		67,075

Total Investments In Securities - 99.5%
(Cost $4,558,838)		4,117,628
Other Assets in Excess of Liabilities - 0.5%		20,939
Total Net Assets - 100.0%		$4,138,567

REITReal Estate Investment Trust

(1)Grouped by Bloomberg Sector Categories.

(2)Non-income producing security.

(3)The rate shown is the annualized seven-day effective yield as of January 31, 2023.

Schedule of Investments at January 31, 2023

7

Residential REIT Income ETF

Residential REIT Income ETF

7

The accompanying notes are an integral part of these financial statements.

Assets:
Investments in securities, at value (Note 2)	$4,117,628
Receivables:
Investment securities sold	22,784
Dividends and interest	140
Total assets	4,140,552

Liabilities:
Payables:
Management fees (Note 4)	1,985
Total liabilities	1,985
Net Assets	$4,138,567

Components of Net Assets:
Paid-in capital	$4,633,923
Total distributable earnings (accumulated losses)	(495,356)
Net assets	$4,138,567

Net Asset Value (unlimited shares authorized):
Net assets	$4,138,567
Shares of beneficial interest issued and outstanding	250,000
Net asset value, offering and redemption price per share	$16.55

Cost of investments	$4,558,838

STATEMENT OF ASSETS AND LIABILITIES at January 31, 2023

8

Residential REIT Income ETF

Residential REIT Income ETF

8

The accompanying notes are an integral part of these financial statements.

Investment Income:
Dividend income (net of foreign withholding tax of $47)	$56,829
Interest income	641
Total investment income	57,470

Expenses:
Management fees (Note 4)	15,728
Total expenses	15,728
Net investment income (loss)	41,742

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	(35,747)
Change in net unrealized appreciation/depreciation on investments	(441,210)
Net realized and unrealized gain (loss) on investments	(476,957)
Net increase (decrease) in net assets resulting from operations	$(435,215)

(1)The Fund commenced operations on February 28, 2022. The information presented is from February 28, 2022 to January 31, 2023.

STATEMENT OF OPERATIONS For the Period Ended January 31, 2023(1)

Residential REIT Income ETF

9

The accompanying notes are an integral part of these financial statements.

Period Ended January 31, 2023(1)

Increase (Decrease) in Net Assets From:

Operations:
Net investment income (loss)	$41,742
Net realized gain (loss) on investments	(35,747)
Change in net unrealized appreciation/depreciation on investments	(441,210)
Net increase (decrease) in net assets resulting from operations	(435,215)

Distributions to Shareholders:
Net distributions to shareholders	(60,141)

Capital Share Transactions:
Net increase (decrease) in net assets derived from net changes in outstanding shares(2)	4,633,923
Total increase (decrease) in net assets	4,138,567

Net Assets:
Beginning of period	—
End of period	$4,138,567

(1)The Fund commenced operations on February 28, 2022. The information presented is from February 28, 2022 to January 31, 2023.

(2)Summary of share transactions is as follows:

	Period Ended January 31, 2023(1)
	Shares	Value
Shares sold	250,000	$4,633,923
Shares redeemed	—	—
Net increase (decrease)	250,000	$4,633,923

STATEMENT OF CHANGES IN NET ASSETS

Residential REIT Income ETF

10

The accompanying notes are an integral part of these financial statements.

Period Ended January 31, 2023(1)

Net asset value, beginning of period	$20.00

Income (Loss) from Investment Operations:
Net investment income (loss)(2)	0.25
Net realized and unrealized gain (loss) on investments	(3.36)
Total from investment operations	(3.11)

Less Distributions:
From net investment income	(0.24)
From long-term capital gains	(0.10)
Total distributions	(0.34)

Net asset value, end of period	$16.55
Total return(3)(4)	(15.56)%

Ratios / Supplemental Data:
Net assets, end of period (millions)	$4.1
Portfolio turnover rate(3)(5)	15%
Ratio of expenses to average net assets(6)	0.60%
Ratio of net investment income (loss) to average net assets(6)	1.59%

(1)The Fund commenced operations on February 28, 2022. The information presented is from February 28, 2022 to January 31, 2023.

(2)Calculated using average shares outstanding method.

(3)Not annualized.

(4)The total return is based on the Fund’s net asset value. Additional performance information is presented in the Performance Summary.

(5)Excludes the impact of in-kind transactions.

(6)Annualized.

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout the period

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Residential REIT Income ETF

NOTE 1 – ORGANIZATION

The Residential REIT Income ETF (the “Fund”) is a non-diversified series of shares of beneficial interest of Tidal ETF Trust (the “Trust”). The Trust was organized as a Delaware statutory trust on June 4, 2018 and is registered with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and the offering of the Fund’s shares is registered under the Securities Act of 1933, as amended. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies.” The Fund commenced operations on February 28, 2022. The Fund changed its name from the Home Appreciation U.S. REIT ETF to the Residential REIT Income ETF effective October 1, 2022.

The investment objective of the Fund is to seek total return.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

A.Security Valuation. Equity securities, which may include Real Estate Investment Trusts (“REITs”), Business Development Companies (“BDCs”), and Master Limited Partnerships (“MLPs”), listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on the NASDAQ Stock Market, LLC (“NASDAQ”)), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded on the valuation date (or at approximately 4:00 p.m. EST if a security’s primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price or mean between the most recent quoted bid and ask prices for long and short positions. For a security that trades on multiple exchanges, the primary exchange will generally be considered the exchange on which the security is generally most actively traded. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. Prices of securities traded on the securities exchange will be obtained from recognized independent pricing agents (“Independent Pricing Agents”) each day that the Fund is open for business.

Effective September 8, 2022, for securities for which quotations are not readily available, under Rule 2a-5 of the 1940 Act, a fair value will be determined by the Valuation Designee (as defined in Rule 2a-5) in accordance with the Pricing and Valuation Policy and Fair Value Procedures, as applicable, of the Fund’s investment adviser, Toroso Investments, LLC (the “Adviser”), a Tidal Financial Group company, subject to oversight by the Trust’s Board of Trustees (the “Board”). When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the Adviser’s Pricing and Valuation Policy and Fair Value Procedures, as applicable. Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value. Different funds could reasonably arrive at different values for the same security. The use of fair value pricing by a fund may cause the net asset value (“NAV”) of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations.

As described above, the Fund utilizes various methods to measure the fair value of its investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 –Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

NOTES TO FINANCIAL STATEMENTS January 31, 2023

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Residential REIT Income ETF

NOTES TO FINANCIAL STATEMENTS January 31, 2023 (Continued)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Fund’s investments as of January 31, 2023:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks(1)	$4,050,553	$—	$—	$4,050,553
Short-Term Investments	67,075	—	—	67,075
Total Investments in Securities	$4,117,628	$—	$—	$4,117,628

(1)See Schedule of Investments for the industry breakout.

B.Federal Income Taxes. The Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provision for federal income taxes or excise taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, the Fund intends to declare as dividends in each calendar year at least 98.0% of its net investment income (earned during the calendar year) and at least 98.2% of its net realized capital gains (earned during the twelve months ended January 31) plus undistributed amounts, if any, from prior years.

As of January 31, 2023, the Fund did not have any tax positions that did not meet the threshold of being sustained by the applicable tax authority. Generally, tax authorities can examine all the tax returns filed for the last three years. The Fund identifies its major tax jurisdiction as U.S. Federal and the Commonwealth of Delaware; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expense in the Statement of Operations.

C.Securities Transactions and Investment Income. Investment securities transactions are accounted for on the trade date. Gains and losses realized on sales of securities are determined on a specific identification basis. Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method. Dividend income is recorded on the ex-dividend date. Dividends received from REITs generally are comprised of ordinary income, capital gains, and may include return of capital. Debt income is recorded on an accrual basis. Other non-cash dividends are recognized as investment income at the fair value of the property received. Withholding taxes on foreign dividends have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates.

D.Distributions to Shareholders. Distributions to shareholders from net investment income, if any, for the Fund are declared and paid quarterly. Distributions to shareholders from net realized gains on securities, if any, for the Fund normally are declared and paid on an annual basis. Distributions are recorded on the ex-dividend date.

E.Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of revenue and expenses during the reporting period. Actual results could differ from those estimates.

F.Share Valuation. The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on the days on which the New York Stock Exchange (“NYSE”) is closed for trading.

G.Guarantees and Indemnifications. In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

H.Illiquid Securities. Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a Board-approved Liquidity Risk Management Program (the “Program”) that requires, among other things, that the Fund limit its illiquid investments that are assets to no more than 15% of the value of the Fund’s net assets. An illiquid investment is any security that the Fund reasonably expects cannot

13

Residential REIT Income ETF

NOTES TO FINANCIAL STATEMENTS January 31, 2023 (Continued)

be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. If the Fund should be in a position where the value of illiquid investments held by the Fund exceeds 15% of the Fund’s net assets, the Fund will take such steps as set forth in the Program.

I.Reclassification of Capital Accounts. Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the period ended January 31, 2023, there were no reclassifications made.

J.Recently Issued Accounting Pronouncements.

•In June 2022, the FASB issued Accounting Standards Update 2022-03, which amends Fair Value Measurement (Topic 820) Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”). ASU 2022-03 clarifies guidance for fair value measurement of an equity security subject to a contractual sale restriction and establishes new disclosure requirements for such equity securities. ASU 2022-03 is effective for fiscal years beginning after December 15, 2023 and for interim periods within those fiscal years, with early adoption permitted. The Fund is currently evaluating the impact of these amendments on the financial statements.

NOTE 3 – PRINCIPAL INVESTMENT RISKS

A.Concentration Risk. The Fund’s investments will be concentrated in the real estate industry. As a result, the value of shares may rise and fall more than the value of shares that invest in securities of companies in a broader range of industries.

B.Convertible Securities Risk. Convertible securities rank senior to the issuer’s common stock,but may be subordinate to senior debt obligations. In part, the total return for a convertible security may depend upon the performance of the underlying stock into which it can be converted. Convertible securities are also subject to counterparty risk which is the likelihood or probability that one of the parties involved in an agreement, or participating in a transaction, might default on its contractual obligation. Further, there is a risk that no suitable counterparties will be willing to enter into, or continue to enter into, transactions with the Fund which could affect the Fund’s performance.

C.Cybersecurity Risk. With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security, and related risks. Cyber incidents affecting the Fund or its service providers may cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its NAV, impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs.

D.Debt Securities Risk. The Fund invests in debt securities, such as bonds and certain asset-backed securities, that involve certain risks, including:

•Call Risk. During periods of falling interest rates, an issuer of a callable bond held by the Fund may “call” or repay the security prior to its stated maturity, and the Fund may have to reinvest the proceeds at lower interest rates, resulting in a decline in the Fund’s income.

•Event Risk. Event risk is the risk that corporate issuers may undergo restructurings, such as mergers, leveraged buyouts, takeovers, or similar events financed by increased debt. As a result of the added debt, the credit quality and market value of a company’s bonds and/or other debt securities may decline significantly.

•Extension Risk. When interest rates rise, certain obligations will be repaid by the obligor more slowly than anticipated, causing the value of these securities to fall.

E.Derivatives Risk. The Fund’s derivative investments have risks, including the imperfect correlation between the value of such instruments and the underlying assets or index; the loss of principal, including the potential loss of amounts greater than the initial amount invested in the derivative instrument; the possible default of the other party to the transaction; and illiquidity of the derivative investments. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. The derivatives used by the Fund may give rise to a form of leverage.

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NOTES TO FINANCIAL STATEMENTS January 31, 2023 (Continued)

Leverage magnifies the potential for gain and the risk of loss. Certain of the Fund’s transactions in derivatives could also affect the amount, timing, and character of distributions to shareholders, which may result in the Fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions, which may adversely impact the Fund’s after-tax returns.

•Swap Agreements Risk. Swap agreements are entered into primarily with major global financial institutions for a specified period, which may range from one day to more than six months. In a standard swap transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined reference assets or underlying securities or instruments. The gross return to be exchanged or swapped between the parties is calculated based on a notional amount or the return on or change in value of a particular dollar amount invested in a basket of securities representing a particular sector or index. Swap agreements are particularly subject to counterparty credit, liquidity, valuation, correlation, and leverage risk. Swap agreements could result in losses if interest rates or credit quality changes are not correctly anticipated by the Fund, if the reference index, security, or investments do not perform as expected, or if the counterparty defaults.

•Options Risk. Options enable the Fund to purchase exposure that is significantly greater than the premium paid. Consequently, the value of such options can be volatile, and a small investment in options can have a large impact on the performance of the Fund. The Fund risks losing all or part of the cash paid (premium) for purchasing options. Even a small decline in the value of a reference asset underlying call options or a small increase in the value of a reference asset underlying put options can result in the entire investment in such options being lost. Additionally, the value of the option may be lost if the Sub-Adviser fails to exercise such option at or prior to its expiration.

F.ETF Risk.

Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that are authorized to purchase and redeem Shares directly from the Fund (known as “Authorized Participants” or “APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services; or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

Cash Redemption Risk. The Fund’s investment strategy may require it to redeem Shares for cash or to otherwise include cash as part of its redemption proceeds. For example, the Fund may not be able to redeem in-kind certain securities held by the Fund (e.g., derivative instruments and bonds that cannot be broken up beyond certain minimum sizes needed for transfer and settlement). In such a case, the Fund may be required to sell or unwind portfolio investments to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to recognize a capital gain that it might not have recognized if it had made a redemption in-kind. As a result, the Fund may have less cash efficiency and pay out higher annual capital gain distributions to shareholders than if the in-kind redemption process was used.

Costs of Buying or Selling Shares. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid-ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant.

Trading. Although Shares are listed on a national securities exchange, such as Cboe BZX Exchange, Inc. (the “Exchange”), and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares.

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Residential REIT Income ETF

NOTES TO FINANCIAL STATEMENTS January 31, 2023 (Continued)

G.Equity Market Risk. Common stocks are generally exposed to greater risk than other types of securities, such as preferred stock and debt obligations, because common stockholders generally have inferior rights to receive payment from specific issuers. The equity securities held in the Fund’s portfolio may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific issuers, industries, or sectors in which the Fund invests.

H.General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in the general financial markets, a particular financial market, or other asset classes, due to a number of factors, including inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters or events, pandemic diseases, terrorism, regulatory events, and government controls.

I.Management Risk. The Fund is actively-managed and may not meet its investment objective based on the Sub-Adviser’s (defined below) success or failure to implement investment strategies for the Fund.

J.New Adviser Risk. The Sub-Adviser is a newly registered investment adviser and has not previously served as an adviser or sub-adviser to an investment company. As a result, there is no long-term track record against which an investor may judge the Sub-Adviser and it is possible that the Sub-Adviser may not achieve the Fund’s intended investment objective. Further, the Sub-Adviser has no prior experience managing an ETF which may limit its effectiveness in managing the Fund.

K.New Fund Risk. The Fund is a recently organized management investment company with limited operating history. As a result, prospective investors have a limited track record or history on which to base their investment decisions.

L.Non-Diversification Risk. Because the Fund is “non-diversified,” it may invest a greater percentage of its assets in the securities of a single issuer or a smaller number of issuers than if it was a diversified fund. As a result, a decline in the value of an investment in a single issuer or a smaller number of issuers could cause the Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio.

M.Other Investment Companies Risk. The Fund will incur higher and duplicative expenses when it invests in ETFs and other investment companies. By investing in another investment company, the Fund becomes a shareholder of that investment company and bears its proportionate share of the fees and expenses of the other investment company. There is also the risk that the Fund may suffer losses due to the investment practices of the underlying funds as the Fund will be subject to substantially the same risks as those associated with the direct ownership of securities held by such investment companies. ETFs may be less liquid than other investments, and thus their share values more volatile than the values of the investments they hold. Investments in ETFs are also subject to the “ETF Risks” described above.

N.Real Estate Securities Risk. Adverse economic, business or political developments affecting real estate could have a major effect on the value of the Fund’s investments in Residential REITs and Real Estate-Related Securities. Investing in Residential REITs and Real Estate-Related Securities may subject the Fund to risks associated with the direct ownership of real estate. Changes in interest rates may also affect the value of the Fund’s investment in Residential REITs and Real Estate-Related Securities. Real estate investments are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. Real estate investments are also subject to heavy cash flow dependency and defaults by borrowers. Real estate companies may be adversely affected by the recent pandemic spread of the novel coronavirus known as COVID-19, which has led to decreased economic activity, widespread business and other closures and rapid increases in unemployment that may cause increased defaults on rent, loans or other obligations and increase the probability of an economic recession or depression. Political or regulatory pressures may restrict the eviction of real estate tenants in default. Highly-leveraged real estate companies are particularly vulnerable to the effects of an economic downturn (including an economic downturn caused by the COVID-19 pandemic).

O.Recent Market Events Risk. U.S. and international markets have experienced significant periods of volatility in recent years and months due to a number of economic, political and global macro factors including the impact of COVID-19 as a global pandemic, which has resulted in a public health crisis, disruptions to business operations and supply chains, stress on the global healthcare system, growth concerns in the U.S. and overseas, staffing shortages and the inability to meet consumer demand, and

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Residential REIT Income ETF

NOTES TO FINANCIAL STATEMENTS January 31, 2023 (Continued)

widespread concern and uncertainty. The global recovery from COVID-19 is proceeding at slower than expected rates due to the emergence of variant strains and may last for an extended period of time. Continuing uncertainties regarding interest rates, political events, rising government debt in the U.S. and trade tensions also contribute to market volatility.

P.REIT Risk. A REIT is a company that owns or finances income-producing real estate and meets certain requirements under the Internal Revenue Code of 1986, as amended (the “Code”), as more fully described in the Fund’s Statement of Additional Information (“SAI”). Through its investments in REITs, the Fund is subject to the risks of investing in the real estate market, including decreases in property revenues, increases in interest rates, increases in property taxes and operating expenses, legal and regulatory changes, a lack of credit or capital, defaults by borrowers or tenants, environmental problems and natural disasters.

REITs are subject to additional risks, including those related to adverse governmental actions; declines in property value and the real estate market; the potential failure to qualify for tax-free pass through of income; and exemption from registration as an investment company. REITs are dependent upon specialized management skills and may invest in relatively few properties, a small geographic area, or a small number of property types. As a result, investments in REITs may be volatile. To the extent the Fund invests in REITs concentrated in specific geographic areas or property types, the Fund may be subject to a greater loss as a result of adverse developments affecting such area or property types. REITs are pooled investment vehicles with their own fees and expenses and the Fund will indirectly bear a proportionate share of those fees and expenses.

Q.Residential Mortgage-Backed Securities (“RMBS”) Risk. RMBS are subject to the risks generally associated with fixed-income securities and mortgage-backed securities. Delinquencies and defaults by borrowers in payments on the underlying mortgages, and the related losses, are affected by general economic conditions, the borrower’s equity in the mortgaged property and the borrower’s financial circumstances. The risks associated with RMBS are greater for those in the Alt-A and subprime first lien mortgage sectors than those in the prime first lien mortgage sectors, but the risks exist for all RMBS. Subprime loans are loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. Therefore, RMBS backed by subprime loans may suffer significantly greater declines in value due to defaults or the increased risk of default.

NOTE 4 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

The Adviser serves as investment adviser to the Fund pursuant to an investment advisory agreement between the Adviser and the Trust, on behalf of the Fund (the “Advisory Agreement”), and, pursuant to the Advisory Agreement, provides investment advice to the Fund and oversees the day-to-day operations of the Fund, subject to oversight of the Board. The Adviser provides oversight of Armada ETF Advisors LLC (the “Sub-Adviser”), the investment sub-adviser to the Fund, and review of the Sub-Adviser’s performance. The Adviser is also responsible for trading portfolio securities for the Fund, including selecting broker-dealers to execute purchase and sale transactions, subject to the supervision of the Board.

Pursuant to the Advisory Agreement, the Fund pays the Adviser a unitary management fee (the “Management Fee”) based on the average daily net assets of the Fund at the annualized rate of 0.60%. Out of the Management Fee, the Adviser is obligated to pay or arrange for the payment of substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, and all other related services necessary for the Fund to operate. Under the Advisory Agreement, the Adviser has agreed to pay all expenses incurred by the Fund except for interest charges on any borrowings, dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, and distribution fees and expenses paid by the Fund under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act (collectively, “Excluded Expenses”). The Management Fees incurred are paid monthly to the Adviser. Management Fees for the period ended January 31, 2023 are disclosed in the Statement of Operations.

The Sub-Adviser serves as the investment sub-adviser to the Fund, pursuant to a sub-advisory agreement between the Adviser and the Sub-Adviser with respect to the Fund (the “Sub-Advisory Agreement”). Pursuant to the Sub-Advisory Agreement, the Sub-Adviser is responsible for the day-to-day management of the Fund’s portfolio, including determining the securities purchased and sold by the Fund, subject to the supervision of the Adviser and the Board. The Sub-Adviser is paid a fee by the Adviser, which is calculated and paid monthly, at an annual rate of 0.02% of the Fund’s average daily net assets (the “Sub-Advisory Fee”).

The Sub-Adviser has agreed to assume the Adviser’s obligation to pay all expenses incurred by the Fund except for the Sub-Advisory Fee payable to the Sub-Adviser and Excluded Expenses. For assuming the payment obligations for the Fund, the Adviser has agreed to pay the Sub-Adviser the profits, if any, generated by the Fund’s unitary management fee. Expenses incurred by the Fund and paid by the Sub-Adviser include fees charged by Tidal (defined below), which is the Fund’s administrator and an affiliate of the Adviser.

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NOTES TO FINANCIAL STATEMENTS January 31, 2023 (Continued)

Tidal ETF Services LLC (“Tidal”), a Tidal Financial Group Company and an affiliate of the Adviser, serves as the Fund’s administrator and, in that capacity, performs various administrative and management services for the Fund. Tidal coordinates the payment of Fund-related expenses and manages the Trust’s relationships with its various service providers.

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”), serves as the Fund’s sub-administrator, fund accountant and transfer agent. In those capacities, Fund Services performs various administrative and accounting services for the Fund. Fund Services prepares various federal and state regulatory filings, reports and returns for the Fund, including regulatory compliance monitoring and financial reporting; prepares reports and materials to be supplied to the Board; and monitors the activities of the Fund’s custodian. U.S. Bank N.A. (the “Custodian”), an affiliate of Fund Services, serves as the Fund’s custodian.

Foreside Fund Services, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.

Certain officers and a trustee of the Trust are affiliated with the Adviser and Fund Services. Neither the affiliated trustee nor the Trust’s officers receive compensation from the Fund.

NOTE 5 – PURCHASES AND SALES OF SECURITIES

For the period ended January 31, 2023, the cost of purchases and proceeds from the sales or maturities of securities, excluding short-term investments, U.S. government securities, and in-kind transactions were $431,461 and $484,808, respectively.

For the period ended January 31, 2023, there were no purchases or sales of long-term U.S. Government securities.

For the period ended January 31, 2023, in-kind transactions associated with creations and redemptions for the Fund were $4,609,482 and $0, respectively.

NOTE 6 – INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the period ended January 31, 2023 is as follows:

Distributions paid from:	Residential REIT Income ETF
Ordinary income	$43,464
Long-term capital gain	16,677

As of January 31, 2023, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Cost of investments(1)	$4,601,495
Gross tax unrealized appreciation	109,619
Gross tax unrealized depreciation	(593,486)
Net tax unrealized appreciation (depreciation)	(483,867)
Undistributed ordinary income (loss)	—
Undistributed long-term capital gain (loss)	—
Other accumulated gain (loss)	(11,489)
Total distributable earnings (accumulated losses)	$(495,356)

(1)The difference between book and tax-basis cost of investments was attributable primarily to the treatment of wash sales.

Capital losses incurred after October 31 and net investment losses incurred after December 31, and within the taxable year, are deemed to arise on the first business day of the Fund’s next taxable year. As of January 31, 2023, the Fund had elected to defer post October capital losses of $11,489.

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Residential REIT Income ETF

NOTES TO FINANCIAL STATEMENTS January 31, 2023 (Continued)

NOTE 7 – SHARE TRANSACTIONS

Shares of the Fund are listed and traded on the Exchange. Market prices for the shares may be different from their NAV. The Fund issues and redeems shares on a continuous basis at NAV generally in large blocks of shares (“Creation Units”). Creation Units are issued and redeemed principally in-kind for securities included in a specified universe. Once created, shares generally trade in the secondary market at market prices that change throughout the day. Except when aggregated in Creation Units, shares are not redeemable securities of the Fund. Creation Units may only be purchased or redeemed by Authorized Participants. An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a Depository Trust Company participant and, in each case, must have executed a Participant Agreement with the Distributor. Most retail investors do not qualify as Authorized Participants nor have the resources to buy and sell whole Creation Units. Therefore, they are unable to purchase or redeem the shares directly from the Fund. Rather, most retail investors may purchase shares in the secondary market with the assistance of a broker and are subject to customary brokerage commissions or fees.

The Fund currently offers one class of shares, which has no front-end sales load, no deferred sales charge, and no redemption fee. A fixed transaction fee is imposed for the transfer and other transaction costs associated with the purchase or sale of Creation Units. The standard fixed transaction fee for the Fund is $300, payable to the Custodian. The fixed transaction fee may be waived on certain orders if the Fund’s Custodian has determined to waive some or all of the costs associated with the order or another party, such as the Adviser, has agreed to pay such fee. In addition, a variable fee may be charged on all cash transactions or substitutes for Creation Units and Redemption Units of up to a maximum of 2% of the value of the Creation Units and Redemption Units subject to the transaction. Variable fees received by the Fund, if any, are disclosed in the capital shares transactions section of the Statement of Changes in Net Assets. The Fund may issue an unlimited number of shares of beneficial interest, with no par value. All shares of the Fund have equal rights and privileges.

NOTE 8 – RECENT MARKET EVENTS

U.S. and international markets have experienced and may continue to experience significant periods of volatility in recent years and months due to a number of economic, political and global macro factors including rising inflation, uncertainty regarding central banks’ interest rate increases, the possibility of a national or global recession, trade tensions, political events, the war between Russia and Ukraine and the impact of the corona virus (COVID-19) global pandemic. The global recovery from COVID-19 may last for an extended period of time. As a result of continuing political tensions and armed conflicts, including the war between Ukraine and Russia, the U.S. and the European Union imposed sanctions on certain Russian individuals and companies, including certain financial institutions, and have limited certain exports and imports to and from Russia. The war has contributed to recent market volatility and may continue to do so. These developments, as well as other events, could result in further market volatility and negatively affect financial asset prices, the liquidity of certain securities and the normal operations of securities exchanges and other markets, despite government efforts to address market disruptions. Continuing market volatility as a result of recent market conditions or other events may have adverse effects on your account.

NOTE 9 – SUBSEQUENT EVENTS

In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. The Fund has determined that there are no subsequent events that would need to be recorded to or disclosed in the Fund’s financial statements.

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Residential REIT Income ETF

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Residential REIT Income ETF and
Board of Trustees of Tidal ETF Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Residential REIT Income ETF (the “Fund”), a series of Tidal ETF Trust, as of January 31, 2023, and the related statements of operations and changes in net assets, the related notes, and the financial highlights for the period from February 28, 2022 (commencement of operations) to January 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of January 31, 2023, the results of its operations, the changes in net assets, and the financial highlights for the period indicated above, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of January 31, 2023, by correspondence with the custodian and brokers. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the auditor of one or more of Toroso Investments, LLC’s investment companies since 2020.

COHEN & COMPANY, LTD.
Milwaukee, Wisconsin
March 28, 2023

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Residential REIT Income ETF

EXPENSE EXAMPLE For the Six Months Ended January 31, 2023 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions paid on purchases and sales of the Fund’s shares, and (2) ongoing costs, including management fees of the Fund. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from August 1, 2022 to January 31, 2023.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. The example includes, but are not limited to, unitary fees. However, the example does not include portfolio trading commissions and related expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then, multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

	Beginning Account Value August 1, 2022	Ending Account Value January 31, 2023	Expenses Paid During the Period August 1, 2022 – January 31, 2023(1)
Actual	$1,000.00	$886.10	$2.85
Hypothetical (5% annual return before expenses)	$1,000.00	$1,022.18	$3.06

(1)The expenses are equal to the Fund’s annualized expense ratio of 0.60%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the most recent six-month period).

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Residential REIT Income ETF

STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (“Rule 22e-4”), Tidal ETF Trust (the “Trust”), on behalf of its series, the Residential REIT Income ETF (the “Fund”), has adopted and implemented a liquidity risk management program (the “Program”). The Program seeks to promote effective liquidity risk management for the Fund and to protect the Fund’s shareholders from dilution of their interests. The Trust’s Board of Trustees (the “Board”) has approved the designation of Toroso Investments, LLC, the Fund’s investment adviser, as the program administrator (the “Program Administrator”). The Program Administrator has further delegated administration of the Program to a Program Administrator Committee composed of certain Trust officers. The Program Administrator has also delegated certain responsibilities under the Program to the investment sub-adviser of the Fund; however, the Program Administrator remains responsible for the overall administration and operation of the Program. The Program Administrator is required to provide a written annual report to the Board regarding the adequacy and effectiveness of the Program, including the operation of the highly liquid investment minimum, if applicable, and any material changes to the Program.

On November 21, 2022, the Board reviewed the Program Administrator’s written annual report for the period October 1, 2021 through September 30, 2022 (the “Report”). The Program assesses liquidity risk under both normal and reasonably foreseeable stressed market conditions. The risk is managed by monitoring the degree of liquidity of a Fund’s investments, limiting the amount of illiquid investments and utilizing various risk management tools and facilities available to a Fund, among other means. The Trust has engaged the services of ICE Data Services, a third-party vendor, to provide daily portfolio investment classification services to assist in the Program Administrator’s assessment. The Report noted that no material changes had been made to the Program during the review period. The Program Administrator determined that the Program is reasonably designed and operating effectively.

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Residential REIT Income ETF

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited)

Name, Address and Year of Birth	Position Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Independent Trustees(1)
Mark H.W. Baltimore c/o Tidal ETF Services, LLC 234 West Florida Street, Suite 203 Milwaukee, Wisconsin 53204 Born: 1967	Trustee	Indefinite term; since 2018	Co-Chief Executive Officer, Global Rhino, LLC (asset management consulting firm) (since 2018); Chief Business Development Officer, Joot (asset management compliance services firm) (since 2019); Chief Executive Officer, Global Sight, LLC (asset management distribution consulting firm) (2016-2018).	47	None
Dusko Culafic c/o Tidal ETF Services, LLC 234 West Florida Street, Suite 203 Milwaukee, Wisconsin 53204 Born: 1958	Trustee	Indefinite term; since 2018	Retired (since 2018); Senior Operational Due Diligence Analyst, Aurora Investment Management, LLC (2012–2018).	47	None
Eduardo Mendoza c/o Tidal ETF Services, LLC 234 West Florida Street, Suite 203 Milwaukee, Wisconsin 53204 Born: 1966	Trustee	Indefinite term; since 2018	Chief Financial Officer (since 2022), Executive Vice President - Head of Capital Markets & Corporate Development (since 2019), Advisor (2017-2019), Credijusto (financial technology company).	47	None
Interested Trustee and Executive Officer
Eric W. Falkeis(2) c/o Tidal ETF Services, LLC 234 West Florida Street, Suite 203 Milwaukee, Wisconsin 53204 Born: 1973	President, Principal Executive Officer, Interested Trustee, Chairman, and Secretary	President and Principal Executive Officer since 2019, Indefinite term; Interested Trustee, Chairman, and Secretary since 2018, Indefinite term	Chief Executive Officer, Tidal ETF Services LLC (since 2018); Chief Operating Officer (and other positions), Rafferty Asset Management, LLC (2013 to 2018) and Direxion Advisors, LLC (2017 to 2018).	47

Trustee, Tidal Trust II (7 series) (since 2022); Independent Director, Muzinich BDC, Inc. (since 2019); Trustee, Professionally Managed Portfolios (25 series) (since 2011); Interested Trustee, Direxion Funds, Direxion Shares ETF Trust, and Direxion Insurance Trust (2014–2018).

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Residential REIT Income ETF

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Name, Address and Year of Birth	Position Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Executive Officers
Daniel H. Carlson c/o Tidal ETF Services, LLC 234 West Florida Street, Suite 203 Milwaukee, Wisconsin 53204 Born: 1955	Senior Vice President and AML Compliance Officer	Senior Vice President since 2022, Indefinite term; AML Compliance Officer since 2018, Indefinite term	Chief Financial Officer and Managing Member (since 2012), Chief Compliance Officer (since 2012), Toroso Investments, LLC.	Not Applicable	Not Applicable
Aaron J. Perkovich c/o Tidal ETF Services, LLC 234 West Florida Street, Suite 203 Milwaukee, Wisconsin 53204 Born: 1973	Treasurer, Principal Financial Officer, and Principal Accounting Officer	Indefinite term; since 2022

Fund Administration Manager, Tidal ETF Services LLC (since 2022); Assistant Director – Investments, Mason Street Advisors, LLC (2021 to 2022); Vice President, U.S. Bancorp Fund Services, LLC (2006 to 2021).

				Not Applicable	Not Applicable
William H. Woolverton, Esq. c/o Tidal ETF Services, LLC 234 West Florida Street, Suite 203 Milwaukee, Wisconsin 53204 Born: 1951	Chief Compliance Officer	Indefinite term; since 2021

Compliance Advisor, Toroso Investments, LLC (since 2022); Chief Compliance Officer, Tidal ETF Services LLC (since 2022); Senior Compliance Advisor, Cipperman Compliance Services, LLC (2020 to 2022); Operating Partner, Altamont Capital Partners (private equity firm) (2021 to present); Managing Director and Head of Legal - US, Waystone (global governance solutions) (2016 to 2019).

				Not Applicable	Not Applicable
Ally L. Mueller c/o Tidal ETF Services, LLC 234 West Florida Street, Suite 203 Milwaukee, Wisconsin 53204 Born: 1979	Assistant Treasurer	Indefinite term; since 2022	Head of ETF Launches and Finance Director, Tidal ETF Services LLC (since 2019).	Not Applicable	Not Applicable
Cory R. Akers c/o U.S. Bancorp Fund Services, LLC 615 East Michigan Street Milwaukee, Wisconsin 53202 Born: 1978	Assistant Secretary	Indefinite term; since 2019	Assistant Vice President, U.S. Bancorp Fund Services, LLC (since 2006).	Not Applicable	Not Applicable

(1)All Independent Trustees of the Trust are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).

(2)Mr. Falkeis is considered an “interested person” of the Trust due to his positions as President, Principal Executive Officer, Chairman and Secretary of the Trust, and Chief Executive Officer of Tidal ETF Services LLC, a Tidal Financial Group Company and an affiliate of the Adviser.

24

Residential REIT Income ETF

QUALIFIED DIVIDEND INCOME/DIVIDENDS REDUCTION DEDUCTION (Unaudited)

For the period ended January 31, 2023, certain dividends paid by the Fund may be subject to a maximum tax rate of 23.8%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and the Tax Cuts and Jobs Act of 2017. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Residential REIT Income ETF	16.00%

For corporate shareholder, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the period ended January 31, 2023, was as follows:

Residential REIT Income ETF	13.12%

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distribution under Internal Revenue Section 871(k)(2)(c) for the period ended January 31, 2023, was as follows:

Residential REIT Income ETF	4.92%

INFORMATION ABOUT PROXY VOTING (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available upon request without charge, by calling (800) 693-8288 or by accessing the Fund’s website at www.armadaetfs.com. Furthermore, you can obtain the description on the SEC’s website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-months ended June 30 is available upon request without charge by calling (800) 693-8288 or by accessing the SEC’s website at www.sec.gov.

INFORMATION ABOUT THE PORTFOLIO HOLDINGS (Unaudited)

The Fund’s portfolio holdings are posted on the Fund’s website daily at www.armadaetfs.com. The Fund files its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Part F of Form N-PORT. The Fund’s Part F of Form N-PORT is available without charge, upon request, by calling (800) 693-8288. Furthermore, you can obtain the Part F of Form N-PORT on the SEC’s website at www.sec.gov.

FREQUENCY DISTRIBUTION OF PREMIUMS AND DISCOUNTS (Unaudited)

Information regarding how often shares of the Fund trade on the exchange at a price above (i.e., at a premium) or below (i.e., at a discount) to its daily NAV is available, without charge, on the Fund’s website at www.armadaetfs.com.

INFORMATION ABOUT THE FUND’S TRUSTEES (Unaudited)

The Statement of Additional Information (“SAI”) includes additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 693-8288. Furthermore, you can obtain the SAI on the SEC’s website at www.sec.gov or the Fund’s website at www.armadaetfs.com.

Additional INFORMATION

Investment Adviser
Toroso Investments, LLC
898 N. Broadway, Suite 2
Massapequa, New York 11758

Investment Sub-Adviser
Armada ETF Advisors LLC
2 Enterprise Drive, Suite 406
Shelton, Connecticut 06484

Independent Registered Public Accounting Firm
Cohen & Company, Ltd.
342 N. Water Street, Suite 830
Milwaukee, Wisconsin 53202

Legal Counsel
Godfrey & Kahn, S.C.
833 East Michigan Street, Suite 1800
Milwaukee, Wisconsin 53202

Custodian
U.S. Bank N.A. Custody Operations
1555 North RiverCenter Drive, Suite 302
Milwaukee, Wisconsin 53212

Fund Administrator
Tidal ETF Services, LLC
234 West Florida Street, Suite 203
Milwaukee, Wisconsin 53204

Transfer Agent, Fund Accountant and Fund Sub-Administrator
U.S. Bank Global Fund Services
615 East Michigan Street
Milwaukee, Wisconsin 53202

Distributor
Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101

Fund Information
Fund	Ticker	CUSIP
Residential REIT Income ETF	HAUS	886364587

(b)	Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees of the Trust has determined that there is at least one audit committee financial expert serving on its audit committee. Mr. Dusko Culafic is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past fiscal year. “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no “Other services” provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for the last fiscal year for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

Residential REIT Income ETF

	FYE 1/31/2023	FYE 1/31/2022
Audit Fees	$12,500	N/A
Audit-Related Fees	N/A	N/A
Tax Fees	$4,000	N/A
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Cohen & Company, Ltd. applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

Non-Audit Related Fees	FYE 1/31/2023	FYE 1/31/2022
Registrant	0%	N/A
Registrant’s Investment Adviser	0%	N/A

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last year.

Non-Audit Related Fees	FYE 1/31/2023	FYE 1/31/2022
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

The registrant has not been identified by the U.S. Securities and Exchange Commission as having filed an annual report issued by a registered public accounting firm branch or office that is located in a foreign jurisdiction where the Public Company Accounting Oversight Board is unable to inspect or completely investigate because of a position taken by an authority in that jurisdiction.

Item 5. Audit Committee of Listed Registrants.

The registrant is an issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934, (the “Act”) and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Act. The independent members of the committee are as follows: Dusko Culafic, Eduardo Mendoza, and Mark H.W. Baltimore.

Item 6. Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of Trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Tidal ETF Trust

By (Signature and Title)	/s/ Eric W. Falkeis
Eric W. Falkeis, President/Principal Executive Officer

Date	April 5, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Eric W. Falkeis
Eric W. Falkeis, President/Principal Executive Officer

Date	April 5, 2023

By (Signature and Title)*	/s/ Aaron J. Perkovich
Aaron J. Perkovich, Treasurer/Principal Financial Officer

Date	April 5, 2023

* Print the name and title of each signing officer under his or her signature.